UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2005
FC Banc Corp.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	33-53596 (Commission File Number)	34-1718070 (IRS Employer Identification No.)

105 Washington Square, Bucyrus, Ohio (Address of principal executive offices)		44820 (Zip Code)
Registrant’s telephone number, including area code: 419-562-7040
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On August 15, 2005, Registrant mailed a letter to its shareholders discussing its results for the first six months of 2005, unaudited, and its plans to seek shareholder approval of a going private transaction. The letter is attached as Exhibit 99 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
The following exhibit is filed with this Current Report on Form 8-K:

Number	Exhibit
99	Letter to shareholders.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Dated: August 15, 2005	FC Banc Corp.
	By:	/s/ Coleman J. Clougherty
Coleman J. Clougherty, President

Exhibit Index

Number	Exhibit
99	Letter to shareholders.